UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 18, 2024

Xilio Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40925	85-1623397
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

828 Winter Street, Suite 300 Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (857) 524-2466

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	XLO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

As previously disclosed, in connection with Xilio Development, Inc., a wholly-owned subsidiary of Xilio Therapeutics, Inc. (the “Company”), entering into an exclusive license agreement with Gilead Sciences, Inc. (“Gilead”), on March 27, 2024, the Company entered into a stock purchase agreement (the “Stock Purchase Agreement”) with Gilead pursuant to which the Company agreed to issue and sell up to an aggregate of $25.0 million of the Company’s common stock to Gilead (or at Gilead’s election, prefunded warrants in lieu of shares of common stock) in an initial private placement and up to three additional private placements through March 2025. In March 2024, the Company initially issued and sold 6,860,223 shares of common stock to Gilead at a purchase price of $1.97 per share and received approximately $13.5 million in aggregate gross proceeds, and in April 2024, the Company issued and sold an additional 485,250 shares of its common stock at a purchase price of $0.76 per share and a prefunded warrant to purchase up to an aggregate of 3,882,450 shares of its common stock at a purchase price of $0.7599 per share underlying such prefunded warrant and received approximately $3.3 million in aggregate gross proceeds.

On December 18, 2024, the Company issued and sold an aggregate of 1,759,978 shares of common stock at a purchase price of $1.04 per share and a prefunded warrant to purchase up to an aggregate of 6,092,816 shares of common stock (collectively, the “Securities”) at a purchase price of $1.0399 per share underlying such prefunded warrant and received approximately $8.2 million in aggregate gross proceeds. Upon the closing of the sale of the Securities, the Company has issued and sold to Gilead an aggregate of approximately $25.0 million in common stock and prefunded warrants to purchase common stock, representing the maximum aggregate investment under the Stock Purchase Agreement.

The prefunded warrants issued in April 2024 and December 2024, respectively, are exercisable any time at an exercise price of $0.0001 per share, subject to Gilead not being deemed a beneficial owner of greater than 19.9% of the Company’s common stock upon the exercise of the prefunded warrants.

The issuance and sale of the Securities has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. Based in part upon the representations of Gilead in the Stock Purchase Agreement, the Company has relied on the exemption from the registration requirements of the Securities Act under Section 4(a)(2) thereof for a transaction by an issuer not involving any public offering.

The foregoing descriptions of the Securities Purchase Agreement and the Prefunded Warrant are qualified in their entirety by reference to the complete text of the Stock Purchase Agreement and the form of prefunded warrant, copies of which are attached hereto as Exhibits 10.1 and 4.1, respectively, and incorporated by reference into this Item 3.02.

Item 7.01 Regulation FD Disclosure.

From time to time, the Company presents or distributes slide presentations to the investment community to provide updates and summaries of its business. The Company is posting a copy of its current corporate investor presentation to the “Investors & Media” portion of its website at https://ir.xiliotx.com. The Company has included its website address in this Current Report on Form 8-K solely as an inactive textual reference. A copy of the presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

Phase 1 Clinical Data for XTX301 (IL-12)

On December 19, 2024, the Company issued a press release announcing preliminary data from its ongoing Phase 1 clinical trial evaluating XTX101, a tumor-activated IL-12, in patients with advanced solid tumors. The full text of the press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. The information contained on, or accessible through, the websites referenced in the press release is not incorporated by reference into this Current Report on Form 8-K and should not be considered to be a part hereof.

Financial Guidance

After giving effect to the proceeds from the additional private placement to Gilead on December 18, 2024, and based on the Company’s current operating plans, the Company now anticipates that its existing cash and cash equivalents will be sufficient to fund its operating expenses and capital expenditure requirements into the third quarter of 2025.

Cautionary Note Regarding Forward Looking Statements

This Form 8-K contains forward-looking statements that involve estimates, assumptions, risks and uncertainties. Forward-looking statements include, but are not limited to, statements related to the period in which the Company expects to have cash to fund its operations, and the Company’s strategy, goals and anticipated financial performance, milestones, business plans and focus. The risks and uncertainties relating to the Company and the transactions include general market conditions and other risks detailed from time to time in the Company’s filings with the SEC, including in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2024. Any forward-looking statements contained in this Form 8-K represent the Company’s views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date. Except as required by law, the Company explicitly disclaims any obligation to update any forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1

Form of Prefunded Warrant (incorporated by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K (File No. 001-40925), filed with the Securities and Exchange Commission on March 28, 2024)

10.1

Common Stock Purchase Agreement, dated March 27, 2024, between Xilio Therapeutics, Inc. and Gilead Sciences, Inc. (incorporated by reference to Exhibit 10.2 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024, field with the Securities and Exchange Commission on May 14, 2024)

99.1	Corporate investor presentation of Xilio Therapeutics, Inc., dated December 19, 2024
99.2	Press release issued by Xilio Therapeutics, Inc. on December 19, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and incorporated as Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XILIO THERAPEUTICS, INC.

Date: December 19, 2024	By:	/s/ Christopher Frankenfield
Christopher Frankenfield
Chief Financial Officer and Chief Operating Officer